UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 26, 2012

HCSB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina	000-26995	57-1079444
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

5201 Broad Street, Loris, South Carolina 29569

(Address of principal executive offices)   (Zip code)

Registrant’s telephone number, including area code:  (843) 756-6333

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The 2012 Annual Meeting of Shareholders of HCSB Financial Corporation (the “Company”) was held on April 26, 2012 at the Center for Health and Fitness at 3207 Casey Street, Loris, South Carolina.  At the Annual Meeting, there were present in person or by proxy 2,919,117 shares of the Company’s common stock, representing approximately 78.09% of the total outstanding eligible votes.  At the Annual Meeting, the shareholders of the Company voted: (1) to elect three Class I members to the Board of Directors; (2) to ratify the appointment of Elliott Davis, LLC as the Company’s independent registered public accountants for the fiscal year ended December 31, 2012; (3) to provide an advisory resolution to approve the compensation of the Company’s named executive officers; and (4) to grant the chairperson of the meeting the authority to adjourn the Annual Meeting in order to solicit additional proxies because there were not sufficient affirmative votes present at the meeting to adopt the proposed amendment to the Company’s Articles of Incorporation.

The shareholders did not vote on the proposal to amend the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 10,000,000 shares to 500,000,000 shares, and the polls remain open on this proposal.  The Annual Meeting will reconvene on Tuesday, May 8, 2012, at 2:00 p.m., for the purpose of voting on the proposed amendment to the Company’s Articles of Incorporation.  The date, time, and place for the reconvened meeting were announced at the Annual Meeting prior to adjournment by the chairperson of the meeting.

The voting results for each proposal voted on the Annual Meeting are as follows:

1.                                       To elect three Class I members to the Board of Directors:

CLASS I	For	Withheld	Broker Non-Vote
D. Singleton Bailey	2,560,451	53,167	305,499
T. Freddie Moore	2,559,210	54,408	305,499
Carroll D. Padgett, Jr.	2,568,017	45,601	305,499

The other directors that continued in office after the meeting are as follows:

CLASS II	CLASS III
Clay D. Brittain, III	Johnny C. Allen
Michael S. Addy	Tommie W. Grainger
James R. Clarkson	Gwyn G. McCutchen, D.D.S.

2.                                       To ratify the appointment of Elliott Davis, LLC as the Company’s independent registered public accountants:

For	Against	Abstain
2,801,087	45,239	72,791

3.                                       To provide an advisory resolution to approve the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Vote
2,217,243	244,923	151,452	305,499

4.                                       To grant the chairperson of the meeting the authority to adjourn or postpone the meeting in order to solicit additional proxies in the event that there are not sufficient affirmative votes present at the meeting to adopt the amendment to the Company’s Articles of Incorporation:

For	Against	Abstain
2,719,880	146,203	53,032

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCSB FINANCIAL CORPORATION

Dated: May 2, 2012	By:	/s/JAMES R. CLARKSON
	Name:	James R. Clarkson
	Title:	Chief Executive Officer